Long-Term Debt	12 Months Ended
Dec. 31, 2011
Long-Term Debt [Abstract]
Long-Term Debt
2.	Long-Term Debt

The table below summarizes the Company's long-term debt and capital lease obligations (in thousands).

	December 31,
	2011	2010

Revolving credit facilities (a)	$—	$—
Bank borrowings (a):
New Term Loan A	725,000	—
New Term Loan B, net of a discount of approximately $13,742 at December 31, 2011	1,386,258	—
Predecessor Term Loan	—	2,481,434
7.375% Senior Notes due 2020 (b)	875,000	—
6.125% Senior Notes due 2016, net of discounts of approximately $1,584 and $1,953 at December 31, 2011 and 2010, respectively (b)	398,416	398,047
3.75% Convertible Senior Subordinated Notes due 2028, net of discounts of approximately $9,802 and $13,352 at December 31, 2011 and 2010, respectively (c)	81,648	78,098
Installment notes and other unsecured long-term debt at interest rates ranging from 4.2% to 7.5%, payable through 2025	4,264	5,184
Capital lease obligations (see Note 3)	104,412	55,701

Long-term debt and capital lease obligations	3,574,998	3,018,464
Less current maturities	(85,509)	(34,745)

Long-term debt and capital lease obligations, less current maturities	$3,489,489	$2,983,719

a.	Bank Borrowings and Revolving Credit Facilities

New 2011 Bank Borrowings. On November 18, 2011, the Company completed a restructuring of its long-term debt (the "2011 Debt Restructuring"), which included, among other things, new variable rate senior secured credit facilities with a syndicate of banks (the "New Credit Facilities"). The New Credit Facilities consist of: (i) a $500.0 million five-year revolving credit facility (the "New Revolving Credit Agreement"); (ii) a $725.0 million five-year term loan (the "New Term Loan A"); and (iii) a $1.4 billion seven-year term loan (the "New Term Loan B"). The New Term Loan B was subject to an original issue discount of 1.0%. The Company used the net proceeds from the term loans under the New Credit Facilities, together with the net proceeds from the sale of its 7.375% Senior Notes due 2020, to repay all amounts outstanding under the Predecessor Credit Facilities and the Knoxville Credit Agreement (both of which are defined below).

The Company can elect whether interest on borrowings under the New Credit Facilities is calculated using LIBOR or the Prime Rate (as defined in the loan agreement) as its base rate; however, the base rate for the New Term Loan B is subject to a floor of 1.0% when the LIBOR option is selected. The effective interest rate, which fluctuates with changes in the underlying base rates, includes a spread above the base rate selected by the Company. The amount of the interest rate spread is predicated on, among other things, the Company's Consolidated Leverage Ratio (as defined in the loan agreement). The Company can elect differing interest rates for each of the debt instruments that comprise the New Credit Facilities. Interest is payable in arrears at the end of a calendar quarter or on the date that the selected interest duration period ends.

Beginning on March 31, 2012, the New Term Loan A will be repaid in equal quarterly installments in an aggregate annual amount equal to 7.5% of the principal amount thereof in each of the first two years of such facility, 10.0% in the third year, 15.0% in the fourth year and 60.0% in the fifth year. The New Term Loan B requires quarterly principal payments of $3.5 million, beginning on March 31, 2012, and a balloon payment for the remaining outstanding balance at the end of the facility's seventh year. The Company has the right to prepay amounts outstanding under the New Credit Facilities at any time without penalty, other than a prepayment of the New Term Loan B, which is subject to a prepayment premium during the first year of the loan agreement equal to 1.0% of the principal amount prepaid. At December 31, 2011, the effective interest rates on the New Term Loan A and the New Term Loan B were 3.2% and 4.5%, respectively. Those rates remained unchanged as of February 17, 2012.

Throughout the New Revolving Credit Agreement's five-year term, the Company is obligated to pay commitment fees based on the amounts available for borrowing. The New Revolving Credit Agreement provides that the Company can borrow, on a revolving basis, up to an aggregate of $500.0 million, as adjusted for outstanding standby letters of credit of up to $75.0 million. As of February 17, 2012, standby letters of credit in favor of third parties of approximately $51.9 million reduced the amount available for borrowing under the New Revolving Credit Agreement to $448.1 million on such date. Although there were no amounts outstanding on either date, the effective interest rate on the variable rate New Revolving Credit Agreement was approximately 3.3% and 3.2% on December 31, 2011 and February 17, 2012, respectively.

The New Credit Facilities provide for a springing maturity of all amounts then outstanding to the date that is 91 days prior to the maturity date of the 2016 Senior Notes (as defined below) unless (i) the 2016 Senior Notes are first refinanced in full or (ii) the Company has liquidity at a predetermined date equal to $200 million, plus the then outstanding principal amount of the 2016 Senior Notes. The New Credit Facilities are also generally subject to mandatory prepayment in amounts equal to: (i) 100% of the net cash proceeds received from certain asset sales, including insurance recoveries and condemnation events, subject to reinvestment provisions and the ratable offer requirements of other pari passu secured debt; (ii) 100% of the net cash proceeds from the Company's issuance of certain new debt; and (iii) 50% of the Company's Excess Cash Flow (as defined in the loan agreement) with step-downs of such percentage based on the Company's Consolidated Leverage Ratio.

The Company's obligations under the New Credit Facilities are guaranteed on a joint and several basis by all of the Company's material domestic wholly owned subsidiaries (other than certain exempted subsidiaries). As discussed below, the same subsidiaries also provide certain guarantees with respect to the Company's obligations under the 2016 Senior Notes and the 7.375% Senior Notes due 2020. Additionally, the obligations under the New Credit Facilities, as well as those of the 2016 Senior Notes and the Demand Note (as defined below), are secured on a pari passu basis by a substantial portion of the Company's assets (primarily those of the subsidiary guarantors under the New Credit Facilities). As a result, approximately $526.7 million, $92.4 million and $1,957.8 million of the Company's net accounts receivable, supplies, and net property, plant and equipment, respectively, as presented in its consolidated balance sheet at December 31, 2011, collateralize the aforementioned credit facilities.

The agreements underlying the New Credit Facilities contain covenants that, without prior consent of the lenders, limit certain of the Company's activities, including those relating to mergers; consolidations; the ability to secure additional indebtedness; sales, transfers and other dispositions of property and assets; capital expenditures; providing new guarantees; investing in joint ventures; and granting additional security interests. The New Credit Facilities also contain customary events of default and related cure provisions. Additionally, the Company is required to comply with certain financial covenants on a quarterly basis and its ability to pay cash dividends is subject to certain restrictions.

Predecessor Bank Borrowings. On March 1, 2007, the Company completed a recapitalization of its balance sheet, which included, among other things, $3.25 billion in new variable rate senior secured credit facilities with a syndicate of banks (the "Predecessor Credit Facilities") that closed on February 16, 2007. The Predecessor Credit Facilities consisted of a seven-year $2.75 billion term loan (the "Predecessor Term Loan") and a $500.0 million six-year revolving credit facility (the "Predecessor Revolving Credit Agreement"). As part of the 2011 Debt Restructuring, the Company terminated the Predecessor Credit Facilities and repaid all of the principal and accrued interest outstanding thereunder on November 18, 2011.

The Predecessor Term Loan required (i) quarterly principal payments to amortize approximately 1% of the loan's face value during each year of the loan's term and (ii) a balloon payment for the remaining outstanding loan balance at the end of the agreement. The Company was also required to repay principal under the Predecessor Term Loan in an amount that was as much as 50% of its annual Excess Cash Flow, as such term was defined in the Predecessor Credit Facilities' loan agreement. Based on the annual Excess Cash Flow requirements of the Predecessor Credit Facilities, the Company made principal payments under the Predecessor Term Loan of approximately $18.4 million during the year ended December 31, 2009. The Company also prepaid $25.0 million of principal under the Predecessor Term Loan during such year. There were no annual Excess Cash Flow principal payments under the Predecessor Term Loan that were required during the years ended December 31, 2011 and 2010. In connection with the early termination of the Predecessor Credit Facilities and principal payments under the Predecessor Term Loan in advance of their original scheduled maturities, the Company wrote-off deferred debt issuance costs, net of accumulated amortization, of $13.6 million and $0.4 million during the years ended December 31, 2011 and 2009, respectively.

The Company could elect whether interest on the Predecessor Credit Facilities, which was payable quarterly in arrears, was calculated using LIBOR or prime as its base rate. The effective interest rate included a spread above the base rate selected by the Company and was subject to modification in certain circumstances. Additionally, the Company could elect differing base interest rates for the Predecessor Term Loan and the Predecessor Revolving Credit Agreement. Under the Predecessor Revolving Credit Agreement, the Company was also obligated to pay commitment fees based on the amounts available for borrowing. During February 2007, as required by the Predecessor Credit Facilities, the Company entered into a seven-year receive variable/pay fixed interest rate swap contract. The interest rate swap contract was not terminated as part of the 2011 Debt Restructuring. Although the Company is exposed to financial risk in the event of nonperformance by one or more of the counterparties to the contract, management does not anticipate nonperformance because the interest rate swap contract is in a liability position and would require the Company to make settlement payments to the counterparties in the event of a contract termination. The interest rate swap contract provides for the Company to pay interest at a fixed rate of 6.7445% on the contract's notional amount, which was originally expected to reasonably approximate the declining principal balance of the Predecessor Term Loan. At December 31, 2011, the notional amount of the Company's interest rate swap contract was approximately $2,027.4 million. Management projects that $87.0 million will be payable to the counterparties during the year ending December 31, 2012; however, the aggregate payments through the contract's expiration in February 2014, as well as the specific timing thereof, are subject to change based on, among other things, future LIBOR rates. See Note 5 for discussion of the estimated fair value of the Company's interest rate swap contract, including valuation methods and significant assumptions, and Note 11 for the accounting afforded the interest rate swap contract.

Demand Promissory Note. On July 14, 2009, the Company executed a $10.0 million secured demand promissory note in favor of a bank (the "Demand Note"). Pursuant to the terms and conditions of the Demand Note, the Company may borrow, on a revolving basis, up to the principal face amount of the note. Such borrowings, if any, will be secured on a pari passu basis with the New Credit Facilities and the 2016 Senior Notes. All principal and accrued interest under the Demand Note will be immediately due and payable upon the bank's written demand. Interest will be payable monthly and determined using a LIBOR-based rate, plus 2.0%. Although there were no amounts outstanding on December 31, 2011 and February 17, 2012, the effective interest rate on the Demand Note was approximately 2.6% and 2.5%, respectively, on those dates.

b.	Senior Debt Securities

2020 Senior Notes. On November 18, 2011, the Company completed a private placement of $875.0 million in aggregate principal amount of 7.375% Senior Notes due 2020 (the "2020 Senior Notes") at an issue price of 100% to qualified institutional buyers under Rule 144A of the Securities Act of 1933 and to persons outside the United States in accordance with Regulation S thereunder. The Company used the net proceeds from this debt offering, together with the net proceeds from the term loans under the New Credit Facilities, to repay all amounts outstanding under the Predecessor Credit Facilities and the Knoxville Credit Agreement (as defined below).

The 2020 Senior Notes are senior unsecured debt obligations that bear interest at the rate of 7.375% per annum, payable semi-annually in arrears on January 15 and July 15 of each year, beginning on July 15, 2012. The 2020 Senior Notes mature on January 15, 2020 at which time the entire $875.0 million of principal is due and payable. At any time on or after January 15, 2016, the 2020 Senior Notes are redeemable at the Company's option, in whole or in part, at the redemption prices set forth in the related indenture, plus accrued and unpaid interest. Prior to January 15, 2016, the Company may redeem the 2020 Senior Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the notes being redeemed, plus a "make-whole" premium and accrued and unpaid interest. Prior to January 15, 2015, the Company may also redeem up to 35% of the original principal amount of the 2020 Senior Notes with the proceeds from certain equity offerings at a redemption price of 107.375% of the principal amount of the notes being redeemed, plus accrued and unpaid interest.

Among other things, the indenture that governs the 2020 Senior Notes limits and restricts the ability of Health Management Associates, Inc. and certain of its subsidiaries to: (i) incur additional indebtedness; (ii) pay dividends or make other distributions or repurchase or redeem capital stock; (iii) prepay, redeem or repurchase certain debt; (iv) make loans and investments; (v) consolidate, merge or sell all or substantially all of their assets; (vi) incur liens; (vii) enter into transactions with affiliates; and (viii) enter into sale-leaseback transactions. Each of the aforementioned limitations and restrictions are subject to exceptions and qualifications. Upon the occurrence of a change of control, as defined in the indenture, each holder of a 2020 Senior Note will have the right to require the Company to repurchase all or a part of such holder's notes at a purchase price equal to 101% of the principal amount of the notes being repurchased, plus accrued and unpaid interest. Additionally, the Company may be required to use the proceeds from certain asset dispositions to repurchase 2020 Senior Notes at 100% of their principal amount, plus accrued and unpaid interest. The indenture governing the 2020 Senior Notes contains covenants, terms, events of default and related cure provisions that are customary in agreements used in connection with similar transactions.

The 2020 Senior Notes, although unsecured, are guaranteed on a joint and several basis by the same Company subsidiaries that are borrowers and/or guarantors under the New Credit Facilities and the 2016 Senior Notes (as defined below). The 2020 Senior Notes: (i) rank equally in right of payment with all of the Company's and its subsidiary guarantors' existing and future senior unsecured indebtedness; (ii) rank senior in right of payment to all of the Company's and its subsidiary guarantors' existing and future subordinated indebtedness; (iii) are effectively subordinated to all of the Company's and its subsidiary guarantors' existing and future secured indebtedness, to the extent of the value of the pledged assets; and (iv) are structurally subordinated to all of the existing and future liabilities of each of the Company's subsidiaries that do not guarantee the 2020 Senior Notes.

In connection with the sale of the 2020 Senior Notes, the Company entered into a Registration Rights Agreement, pursuant to which it will: (i) file a registration statement with the Securities and Exchange Commission with respect to a registered offer to exchange the 2020 Senior Notes for publicly registered notes of the Company (the "Exchange Notes") that will have terms substantially identical, in all material respects, to the 2020 Senior Notes and (ii) cause such registration statement to be declared effective on or before November 16, 2012. Upon the registration statement being declared effective, the Company will offer the Exchange Notes to holders of the 2020 Senior Notes in exchange for the surrender of their existing notes. In certain instances, the Company may also be required by the Registration Rights Agreement to file a shelf registration statement with the Securities and Exchange Commission for the resale of the 2020 Senior Notes. If the Company fails to meet its obligations under the Registration Rights Agreement, the interest rate on the 2020 Senior Notes will increase by 0.25% per annum for the first 90 day period following such failure and will increase by an additional 0.25% per annum for each subsequent 90 day period that the Company fails to meet its obligations, up to a maximum of 1.00% per annum.

2016 Senior Notes. On April 21, 2006, the Company completed the sale of $400.0 million of 6.125% Senior Notes due 2016 (the "2016 Senior Notes"). The 2016 Senior Notes (i) mature on April 15, 2016 at which time the entire $400.0 million of principal is due and payable and (ii) bear interest at a fixed rate of 6.125% per annum, payable semi-annually in arrears on April 15 and October 15. As a result of the 2011 Debt Restructuring, the 2016 Senior Notes are secured on a pari passu basis with the New Credit Facilities and the Demand Note.

If any of the Company's subsidiaries are required to issue a guaranty in favor of the lenders under any credit facility ranking equal with the 2016 Senior Notes, such subsidiaries are also required, under the terms of the 2016 Senior Notes, to issue a guaranty for the benefit of the holders of the 2016 Senior Notes on substantially the same terms and conditions. As a result of the 2011 Debt Restructuring and the guarantees provided thereunder, the Company's material domestic wholly owned subsidiaries (other than certain exempted subsidiaries) have provided guarantees of payment to the holders of the 2016 Senior Notes on a basis similar to the guarantees provided under the New Credit Facilities.

In connection with the sale of the 2016 Senior Notes, the Company entered into an indenture that governs such notes. The 2016 Senior Notes (and such other debt securities that may be issued from time to time under the indenture) are subject to certain covenants, which include, among other things, limitations and restrictions on: (i) the incurrence of debt secured by liens against the Company and its subsidiaries; (ii) the incurrence of subsidiary debt; (iii) sale lease-back transactions; and (iv) certain consolidations, mergers and transfers of assets. Each of the aforementioned limitations and restrictions are subject to certain contractual exceptions. The indenture governing the 2016 Senior Notes contains covenants, terms, events of default and related cure provisions that are customary in agreements used in connection with similar transactions.

c.	Convertible Senior Subordinated Notes

On May 21, 2008, the Company completed a private placement of $250.0 million of its 3.75% Convertible Senior Subordinated Notes due 2028 (the "2028 Notes") to qualified institutional buyers under Rule 144A of the Securities Act of 1933. The 2028 Notes are general unsecured obligations that are subordinated in right of payment to all of the Company's existing and future senior indebtedness. The 2028 Notes mature on May 1, 2028 and bear interest at a fixed rate of 3.75% per annum, payable semi-annually in arrears on May 1 and November 1. The Company can redeem the 2028 Notes for cash at any time on or after May 1, 2014, in whole or in part, at a "Redemption Price" equal to 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest. Holders of the 2028 Notes have the right to require the Company to repurchase some or all of their notes for cash at the Redemption Price on May 1, 2014, May 1, 2018 and May 1, 2023. If the Company undergoes a Fundamental Change (as defined in the indenture governing the 2028 Notes) at any time prior to May 1, 2014, holders of the 2028 Notes will have the right to require the Company to repurchase some or all of their notes for cash at the Redemption Price.

Upon the occurrence of certain events, which are described below, the 2028 Notes become convertible into cash and, in select situations, shares of the Company's common stock at a predetermined conversion rate that is subject to mandatory adjustment in some circumstances. The 2028 Notes are convertible at the option of the holders at the applicable "Conversion Rate" on any day prior to the scheduled trading day immediately preceding November 1, 2027 under the following circumstances: (i) if during any fiscal quarter the last reported sales price of the Company's common stock for at least twenty trading days during the period of thirty consecutive trading days ending on the last trading day of the previous fiscal quarter is greater than or equal to 130% of the "Conversion Price" per share of the Company's common stock on each such trading day; (ii) if the Company calls the 2028 Notes for redemption; (iii) if during the five business-day period after any five consecutive trading day period (i.e., the measurement period) in which the trading price per note for each day of the measurement period is less than 98% of the product of the last reported sales price of the Company's common stock and the applicable Conversion Rate on each such day; or (iv) upon the occurrence of specified transactions, including, among other things, certain distributions to the Company's stockholders. The 2028 Notes are also convertible at the option of the noteholders at any time from November 1, 2027 through the third scheduled trading day immediately preceding their maturity date.

Upon the issuance of the 2028 Notes, the Conversion Rate was initially set at 85.034 shares of the Company's common stock per $1,000 principal amount of such notes. The corresponding Conversion Price was initially set at $11.76 per share of the Company's common stock. Both the Conversion Rate and the Conversion Price are subject to mandatory adjustment upon the occurrence of certain events that are identified in the indenture governing the 2028 Notes. Noteholders are entitled to receive additional shares or cash upon the conversion of their notes if (i) the volume-weighted average price of the Company's common stock during an Observation Period (as defined in the indenture governing the 2028 Notes) is greater than the Conversion Price or (ii) certain Fundamental Changes occur prior to May 1, 2014. The indenture governing the 2028 Notes contains covenants, terms, events of default and related cure provisions that are customary in agreements used in connection with similar transactions.

During the year ended December 31, 2009, the Company used cash on hand to repurchase approximately $108.6 million of principal face amount 2028 Notes. Such notes were repurchased in the open market at approximately 62.4% of their principal face amount, plus accrued and unpaid interest. In connection with such 2028 Note repurchases, the Company recorded a net gain on the early extinguishment of debt of $16.2 million. Prior to 2009, the Company repurchased $50.0 million of principal face amount 2028 Notes in the open market.

When the 2028 Notes were originally issued, the Company recorded a debt discount of approximately $58.1 million and an after-tax increase to additional paid-in capital of $34.0 million. The outstanding 2028 Notes at December 31, 2011 (principal face amount of $91.4 million) were recorded net of debt discounts of $9.8 million. The Company is amortizing the debt discount over a remaining period of 2.3 years using an effective interest rate of approximately 8.8%. The Company recorded interest expense of $7.3 million, $7.0 million and $7.8 million on the 2028 Notes during the years ended December 31, 2011, 2010 and 2009, respectively.

d.	Acquisition-Related Borrowings

On September 30, 2011, one of the Company's wholly owned subsidiaries, Knoxville HMA Holdings, LLC ("HMA Knoxville"), and certain subsidiaries of HMA Knoxville entered into a credit agreement with a syndicate of banks (the "Knoxville Credit Agreement"). HMA Knoxville entered into the Knoxville Credit Agreement to facilitate its September 30, 2011 acquisition of substantially all of the assets of seven general acute care hospitals and certain related ancillary health care operations in east Tennessee. See Note 4 for information regarding this acquisition. In connection with the 2011 Debt Restructuring, the Knoxville Credit Agreement was terminated on November 18, 2011 and (i) all of the principal and accrued interest outstanding thereunder was repaid and (ii) HMA Knoxville wrote-off deferred debt issuance costs, net of accumulated amortization, of approximately $10.4 million. The Knoxville Credit Agreement consisted of a $360.0 million term loan and a $150.0 million revolving credit facility.

The full amount of the term loan was borrowed by HMA Knoxville on September 30, 2011 and that amount was included as part of the total cash consideration paid to complete the abovementioned acquisition. Borrowings under the revolving credit facility could only be used by HMA Knoxville for its working capital and general corporate purposes. The revolving credit facility allowed HMA Knoxville to borrow, on a revolving basis, up to an aggregate of $150.0 million, as adjusted for outstanding standby letters of credit of up to $5.0 million. HMA Knoxville borrowed approximately $29.2 million under the revolving credit facility through November 18, 2011. Such amount was used to pay closing costs associated with the Knoxville Credit Agreement and provide start-up working capital to HMA Knoxville and its subsidiaries. HMA Knoxville could elect whether interest on the Knoxville Credit Agreement was calculated using LIBOR or prime as its base rate. The effective interest rate included a spread above the base rate selected by HMA Knoxville.

Other. The estimated fair values of the Company's long-term debt instruments, determined by reference to quoted market prices and/or bid and ask prices in the relevant market, are summarized in the table below (in thousands).

	December 31,
	2011	2010

New Term Loan A	$708,688	$—
New Term Loan B	1,393,000	—
Predecessor Term Loan	—	2,448,211
2016 Senior Notes	416,000	405,000
2020 Senior Notes	910,000	—
2028 Notes	94,391	109,543

The estimated fair values of the Company's other long-term debt instruments reasonably approximate their carrying amounts in the consolidated balance sheets. See Note 1(j) and Note 5 for discussion of the estimated fair values of the Company's other financial instruments, including valuation methods and significant assumptions.

At December 31, 2011, the Company was in compliance with all of the covenants contained in its debt agreements. Moreover, at such date, the Company had reserved a sufficient number of shares of its common stock to satisfy the potential conversion of some or all of the 2028 Notes.

Capitalized interest was approximately $6.0 million, $2.7 million and $4.8 million during the years ended December 31, 2011, 2010 and 2009, respectively.

Scheduled maturities of long-term debt, exclusive of capital lease obligations, for the next five years ending December 31 and thereafter are summarized in the table below (in thousands).

2012	$69,522
2013	69,546
2014	178,165
2015	122,967
2016	849,221
Thereafter	2,206,293

$3,495,714

For purposes of the above table, it was assumed that the 2028 Notes will be repurchased on May 1, 2014 because the noteholders can unilaterally exercise their contractual rights to require the Company to repurchase some or all of their notes on such date.